UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): May 20, 1999



                          BMJ Medical Management, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   001-13785                   65-0676079
         --------                   ---------                   ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
       of incorporation)           File Number)             Identification No.)




4800 North Federal Highway, Suite 101E, Boca Raton, Florida            33431
-----------------------------------------------------------            -----
            (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (561) 391-1311

Item 3.           Change in Registrant's Certifying Accountant.

         On May 20, 1999, BMJ Medical Management, Inc. (the "Company") appointed and engaged PricewaterhouseCoopers ("PWC") as the Company's principal independent public accountant. The Company has not directly or indirectly during its two most recent fiscal years or during the subsequent interim period prior to appointing PWC consulted PWC regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (b) any matter that was either the subject of a disagreement with the Company's prior principal independent accountant, Ernst & Young LLP, or a reportable event.






SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            BMJ Medical Management, Inc.



Dated:   May 26, 1999                   By: /s/ DAVID H.FATER
                                            ----------------------------
                                            David H. Fater
                                            Executive Vice-President and
                                            Chief Financial Officer

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